Exhibit 25.01

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)
                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
              (State of incorporation if not a U.S. national bank)

                                   13-5160382
                         (I.R.S. employer identification no.)

                    One Wall Street, New York, New York 10286

               (Address of principal executive offices) (Zip Code)
                               -------------------

                              The Bank of New York
                       100 Ashford Center North; Suite 520
                             Atlanta, Georgia 30338
                          Attn: Ms. Elizabeth T. Wagner
                                 (770) 698-5188
            (Name, address and telephone number of agent for service)
                              --------------------

                      South Carolina Electric & Gas Company
               (Exact name of obligor as specified in its charter)

SOUTH CAROLINA                                          57-0248695
(State or other jurisdiction of                      (IRS employer
 incorporation or organization)                      identification no.)

                                1426 Main Street
                         Columbia, South Carolina 29201
                                 (803) 217-9000
                   (Address, zip code and telephone number of
                          principal executive offices)
                              --------------------

                              First Mortgage Bonds
                       (Title of the indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York
                  2 Rector Street
                  New York, N.Y.  10006, and Albany, N.Y.  12203

                  Federal Reserve Bank of New York
                  33 Liberty Plaza
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

                  New York Clearing House Association
                  New York, N.Y.  10005

         (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

2. Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3-15     Not Applicable

16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.





                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 12th day of September 2003.


                              THE BANK OF NEW YORK


                          By: /S/ Philip L. Watson ___
                            ------------------------
                             Philip L. Watson, Agent




                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of South Carolina Electric & Gas Company First Mortgage Bonds, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              THE BANK OF NEW YORK


                            By: /S/ Philip L. Watson
                              ---------------------
                             Philip L. Watson, Agent




                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286


         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                    Dollar Amounts               in Thousands

ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................................. $ 4,257,371
         Interest-bearing balances...........................................   6,048,782
Securities:
         Held-to-maturity securities.........................................     373,479
         Available-for-sale securities.......................................  18,918,169
Federal  funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices..............................   6,689,000
         Securities purchased under agreements to resell.....................   5,293,789
Loans and lease financing receivables:
         Loans and leases held for sale......................................     616,186
         Loans and leases,
           net of unearned income. . . . .                             38,342,282
         LESS: Allowance for loan and
           lease losses. . . . . . . . . .                                819,982
         Loans and leases, net of unearned
           income and allowance and reserve...................................  37,522,300
Trading assets................................................................   5,741,193
Premises and fixed assets (including
         capitalized leases)..................................................     958,273
Other real estate owned.......................................................         441
Investments in unconsolidated
         subsidiaries and associated
         companies............................................................     257,626
Customers' liability to this bank
         on acceptances outstanding...........................................     159,995
Intangible assets
      Goodwill   .............................................................   2,554,921
      Other Intangible Assets ................................................     805,938
Other assets..................................................................   6,285,971
                                                                               -----------
Total assets.................................................................. $96,483,434
                                                                                ===========






LIABILITIES

Deposits:
         In domestic offices........................................... ... $37,264,787
         Noninterest-bearing . . . . . . .                             15,357,289
         Interest-bearing. . . . . . . . .                             21,907,498
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs................................. 28,018,241
         Noninterest-bearing . . . . . . .                              1,026,601
         Interest-bearing. . . . . . . . .                             26,991,640
Federal  funds purchased and securities sold under agreements to repurchased:
         Federal funds purchased in domestic offices.......................     739,736
         Securities sold under agreements to repurchase....................     465,594
Trading liabilities.........................................................  2,456,565
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases)...........................................................   8,994,708
Bank's liability on acceptances
           executed and outstanding........................................     163,277
Subordinated notes and debentures..........................................   2,400,000
Other liabilities..........................................................   7,446,726
                                                                            -----------
Total liabilities.......................................................... $87,949,634
                                                                            ===========
Minority interest in consolidated subsidiaries.............................     519,472

EQUITY CAPITAL

Common stock...............................................................   1,135,284
Surplus....................................................................   2,056,273
Retained earnings..........................................................   4,694,161
Accumulated other comprehensive
         income............................................................     128,610
Other equity capital components............................................           0
                                                                            -----------
Total equity capital.......................................................   8,014,328
                                                                            -----------
Total liabilities and equity capital....................................... $96,483,434
                                                                            ===========


     .........I,  Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

...................                                         Thomas J. Mastro
...................                    Senior Vice President and Comptroller





..........We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


..........Thomas A. Renyi   )
..........Gerald L. Hassell )        Directors
..........Alan R. Griffith  )